                                                                    EXHIBIT 32.2

      CERTIFICATION PURSUANT TO RULE 13B - 14(b) OF THE SECURITIES EXCHANGE
         ACT AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Quarterly Report of Strayer Education, Inc. (the
"Company") on Form 10-Q for the period ended June 30, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Mark C.
Brown, Senior Vice President and Chief Financial Officer of the Company,
certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

/s/  Mark C. Brown
------------------
Mark C. Brown
Senior Vice President and
Chief Financial Officer

July 28, 2005